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                                                                   EXHIBIT 10.2


























                           LIFE MEDICAL SCIENCES, INC.


                            INVESTOR RIGHTS AGREEMENT


                                December 15, 2000








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                            INVESTOR RIGHTS AGREEMENT


                  This Investor Rights Agreement (the "Agreement") is made and entered into as of December 15, 2000 by and among Life Medical Sciences, Inc., a Delaware corporation (the "Company") and the investors listed on the signature pages hereto (the "Investors").

                                    RECITALS

                  WHEREAS, the Company desires the Investors to purchase shares of the Company's Series A Convertible Preferred Stock ("Series A Preferred") pursuant to a Stock Purchase Agreement dated of even date herewith (the "Purchase Agreement"); and

                  WHEREAS, as an inducement for the Investors to enter into the Purchase Agreement, the Company desires to enter into this Agreement with the Investors.

                  NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

         1.       REGISTRATION RIGHTS.

                  1.1.     DEFINITIONS.

                           (a)      "AS-CONVERTED BASIS" means assuming the
conversion into Common Stock or exercise for Common Stock of all securities directly or indirectly convertible into, or exercisable for, Common Stock.

                           (b)      "COMMON STOCK" means the Company's Common
Stock, par value $0.001 per share.

                           (c)      "EXCHANGE ACT" means the Securities
Exchange Act of 1934, as amended.

                           (d)      "FORM S-3" means such form under the
Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                           (e)      "HOLDER" means any person owning of record
Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any assignee of record of such Registrable Securities to whom rights under this Section have been duly assigned in accordance with this Agreement.



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                           (f)      "INITIATING HOLDER" means any Holder or
Holders who in the aggregate are Holders of not less than 50% of the then-outstanding Registrable Securities which have not been sold to the public.

                           (g)      "REGISTER," "REGISTERED" and
"REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

                           (h)      "REGISTRABLE SECURITIES" means: (i) all
shares of Common Stock issued or issuable pursuant to the conversion of Series A Preferred, and (ii) any shares of Common Stock or other securities issued in connection with any stock split, stock dividend, recapitalization, reorganization, merger, sale of assets or similar event relating to the foregoing; excluding in all cases, however, any securities that would otherwise be Registrable Securities that have been sold by a person in a transaction in which rights under this Agreement are not assigned in accordance with this Agreement, any securities that would otherwise be Registrable Securities that have been sold to the public or sold pursuant to Rule 144 promulgated under the Securities Act, and, solely for the purposes of a registration under Section 1.2, Registrable Securities eligible for sale pursuant to Rule 144(k) promulgated under the Securities Act..

                           (i)      "REGISTRATION EXPENSES" means all
expenses incurred by the Company in complying with Sections 1.2 and 1.3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and expenses of one counsel for all the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

                           (j)      "SECURITIES ACT" means the Securities Act
of 1933, as amended.

                           (k)      "SELLING EXPENSES" means all underwriting
discounts and selling commissions applicable to the sale of Registrable Securities.

                  1.2.     REQUESTED REGISTRATION.

                           (a)      REQUEST FOR REGISTRATION BY INITIATING
HOLDERS. If the Company shall receive from an Initiating Holder, at any time following conversion of Series A Preferred into Common Stock, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

                                    (i)     promptly give written notice of
the proposed registration to all other Holders of Registrable Securities; and

                                    (ii)    use its best efforts to effect,
as soon as practicable but in any event within 90 days of receipt of the Initiating Holder's request for registration, such registration of the sale of the Registrable Securities requested by the Initiating Holder, together with all or such

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portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in written requests received by the Company within 30 days after written notice from the Company is given under Section 1.2(a)(i)above; provided, however, that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this
Section 1.2:

                                            (1)      In any particular
jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder; or

                                            (2)      After the Company has
effected one such registration pursuant to this Section 1.2 and such registration has been declared or ordered effective and the sales of such Registrable Securities shall have closed.

                           (b)      UNDERWRITING; REQUEST BY INITIATING
HOLDERS. If the Initiating Holder intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request and the Company shall include such information in the written notice referred to in Section 1.2(a)(i). In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by the Initiating Holder and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Initiating Holder and reasonably acceptable to the Company. Notwithstanding the foregoing, if the managing underwriter advises the Company and the Initiating Holder in writing that marketing factors require a limitation of the number of shares to be included in the registration, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders who sought to include Registrable Securities in the registration, in such proportion (as nearly as practicable) among such Holders PRO RATA based on the amount of Registrable Securities owned by each of them (calculated on an As-Converted Basis). For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence. In connection with a registration under this Section 1.2, the Company may include securities to be sold for its own account, or the account of other persons; provided, however, that if a registration under this Section 1.2 is to be effected through an underwriting, the right of the Company and such other persons to include securities in such registration shall be conditioned upon the Company's and such other persons' participation in such underwriting and the inclusion of such securities in the underwriting (unless otherwise mutually agreed by the Initiating Holder and the Company, in the case of securities to be registered for the

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account of the Company, or by the Initiating Holder and each such other person, in the case of securities to be registered for the account of such other persons) to the extent provided herein. Notwithstanding the foregoing, if the managing underwriter advises the Company, such other persons and the Initiating Holder in writing that marketing factors require a limitation of the number of shares to be included in the registration, then (i) all securities that the Company sought to be included in the registration shall be removed from the registration before any Registrable Securities are removed from the registration, (ii) all securities of any such other person that do not have registration rights pursuant to a Subscription Agreement entered into with the Company in connection with the Company's private placement of 1,505,003 shares of Common Stock completed in June, 1999 (the "Private Placement") or pursuant to the Company's Warrant No. W-1 dated May 8, 1996 (the "Warrant") shall be removed from the registration before any Registrable Securities are removed from the registration and (iii) to the extent that any such other person holds securities that have registration rights pursuant to the Private Placement ("Private Placement Securities") or the Warrant ("Warrant Securities", and with the Private Placement Securities, "Other Registrable Securities"), then notwithstanding anything in this
Section 1.2(b) to the contrary, the number of shares of Registrable Securities and Other Registrable Securities that may be included in the underwriting shall be allocated among the Holders and such other persons who sought to include their respective securities in the registration, in such proportion (as nearly as practicable) among such Holders and such other persons PRO RATA based on the amount of Registrable Securities and Other Registrable Securities owned by each of them (calculated on an As-Converted Basis); provided, that notwithstanding anything in the foregoing to the contrary, the rights of the Holders of Registrable Securities to have such Registrable Securities included in any such registration shall be subordinate to the rights of the holders of "Warrants" and "Warrant Securities," as such terms are defined as of the date hereof in the Company's Warrant No. W-1 dated May 8, 1996 issued to Wedbush Morgan Securities, Inc. Any securities excluded from an underwriting under this section shall be withdrawn from the registration.

                           (c)      Notwithstanding the foregoing, if the
Company shall furnish to the Initiating Holder a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 60 days after receipt of the request of the Initiating Holder; provided, however, that the Company may not utilize this right more than once in any nine-month period.

                           (d)      Except for registration statements on
Form S-4, Form S-8 or successor forms thereto, the Company will not file with the Commission any other registration statement, whether for its own account or that of other stockholders, from the date of receipt of a notice from the Initiating Holders requesting registration pursuant to this Section 1.2 until three months after the declaration of effectiveness of a registration statement filed under this Section 1.2 (or the earlier termination of such requested registration or the related distribution), except where the Company is contemplating a registration solely for its own account and defers the registration requested by the

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Initiating Holders under Section 1.2(c) to permit the Company to complete such registration for its own account.

                  1.3.     PIGGYBACK REGISTRATIONS.

                           (a)      NOTICE.  The Company shall notify all
Holders of Registrable Securities in writing at least 25 days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company whether for its own account or the account of other stockholders or both (excluding any registration statements on Form S-4, Form S-8 or successor forms thereto, and a registration under Section 1.2) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within 15 days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                           (b)      UNDERWRITING.  If a registration
statement under which the Company gives notice under Section 1.3(a) is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities in the notice delivered under Section 1.3(a). In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, second, to each of the Holders of Registrable Securities requesting inclusion of their Registrable Securities in such registration statement and to holders of Private Placement Securities, to be allocated among such persons PRO RATA based on the amount of Registrable Securities and Private Placement Securities (calculated on an As-Converted Basis) owned by each person and third, to any other holders of the Company's securities; provided, that notwithstanding anything in the foregoing to the contrary, the rights of the Holders of Registrable Securities to have such Registrable Securities included in any such registration shall be subordinate to the rights of the holders of "Warrants" and "Warrant Securities," as such terms are defined as of the date hereof in the Company's Warrant No. W-1 dated May 8, 1996 issued to Wedbush Morgan Securities, Inc. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and

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withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

                  1.4. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with one demand registration (pursuant to Section 1.2) and all piggyback registrations (pursuant to Section 1.3) shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered PRO RATA on the basis of the number of their shares so registered.

                  1.5. OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

                           (a)      Prepare and file with the SEC a
registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective and the related prospectus current until the distribution is completed, but not more than 180 days, provided that such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any Registrable Securities included in such registration statement due to circumstances described in Section 1.5(f).

                           (b)      Prepare and file with the SEC such
amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                           (c)      Furnish to the Holders such number of
copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and all amendments and supplements thereto, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

                           (d)      Use its best efforts to register and
qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder.

                           (e)      In the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the



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managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                           (f)      Notify each Holder of Registrable
Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act if such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, following such notification, promptly deliver to each Holder copies of all amendments or supplements referred to in paragraphs (b) and (c) of this Section 1.5.

                           (g)      Furnish, at the request of any Holder
registering Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or on the date that the registration statement becomes effective, if such securities are not being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering addressed to the underwriters, if any, and if there are no underwriters, to the Holders requesting registration of Registrable Securities and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if there are no underwriters, to the Holders requesting registration of Registrable Securities.

                           (h)      Use its best efforts to list the
Registrable Securities covered by such registration statement with any securities exchange or interdealer quotation system on which the Common Stock is then listed or quoted.

                           (i)      Make available for inspection by each
seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter (an "Advisor"), all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement. Such seller will keep, and will cause its Advisors to keep, such information confidential subject to Section 3.14.

                  1.6. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 1.2 and 1.3 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of Registrable Securities.


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                  1.7.     INDEMNIFICATION.  In the event any Registrable
Securities are included in a registration statement under Sections 1.2 or 1.3:

                           (a)      BY THE COMPANY.  To the extent permitted
by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):

                                    (i)     any untrue statement or alleged
untrue statement of a material fact contained or incorporated by reference in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                                    (ii)    the omission or alleged omission
to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                                    (iii)   any violation or alleged
violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, member, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

                           (b)      BY SELLING HOLDERS.  To the extent
permitted by law, each selling Holder will, severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter (as defined in the Securities Act) and any other Holder selling securities under such registration statement or any of such other Holder's partners, members, directors or officers or any person who controls such underwriter or other Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any

                                          -8-

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such director, officer, controlling person, underwriter or other such Holder, or a member, partner, director, officer or controlling person of such underwriter or other Holder may become subject under the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder by an instrument duly executed by such Holder and stated to be specifically for use in such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, member, officer, director or controlling person of such other Holder or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 1.7(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

                           (c)      NOTICE.  Promptly after receipt by an
indemnified party of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the defendants include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under Section 1.7.

                           (d)      CONTRIBUTION.  If the indemnification
provided for in this Section 1.7 is unavailable to a party entitled to indemnification, then the indemnifying party shall contribute to the aggregate losses, claims, damages or liabilities of the indemnified party as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a

                                          -9-


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material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; PROVIDED, HOWEVER, that, in any such case, (1) no Holder shall be required to contribute any amount in excess of the public offering price of all Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (2) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           (e)      SURVIVAL.  The obligations of the Company
and Holders under this Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement.

                  1.8. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, so long as any Registrable Securities are outstanding, without the consent of the Holders of a majority of the Registrable Securities, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to make a demand registration to the Company at any point in time when holders of Registrable Securities are entitled to request registration under Section 1.2, or (b) to have registration rights superior to, or which limit in any way (including by reducing the number of Registrable Securities that may be included in an underwritten offering), the registration rights of the Holders granted hereby.

         2. LEGENDS. The Investors understand that the share certificates evidencing any Registrable Securities shall be endorsed with the following legends (in addition to any legends required under applicable state securities laws):

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         3.       MISCELLANEOUS.

                  3.1. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted transferees and permitted assigns of the parties.

                  3.2. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of New York as applied to contracts made and to be performed entirely within that state between residents of that state.

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

                  3.3. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

                  3.4. TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  3.5. STOCK SPLITS, ETC. All share numbers used in this Agreement are subject to adjustment in the case of any stock split, reverse stock split, combination or similar events.

                  3.6. NOTICES. Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective on (a) the date of delivery in person, or the date of delivery by facsimile with confirmation receipt, (b) the business day after deposit with a nationally-recognized courier or overnight service, including Express Mail, for United States deliveries or (c) five (5) business days after deposit in the United States mail by registered or certified mail for United States deliveries. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth below such party's signature on this Agreement or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto. All notices for delivery outside the United States will be sent by facsimile, or by nationally recognized courier or overnight service. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date given to the last party required to be given such notice. Notices to the Company will be marked to the attention of the President, with a copy to Keith Moskowitz, Greenberg Traurig, 200 Park Avenue, New York, NY 10166. Notices shall be sent to the addresses on the signature pages hereto, or such other addresses as a party may provide to the other parties from time to time.

                  3.7. ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  3.8. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the party against whom enforcement of such amendment or waiver is sought; provided, however that with respect to any Investor, the consent of the holders of more than fifty percent (50%) of the Registrable Securities shall be sufficient to bind any and all Investors.

                  3.9. SEVERABILITY. If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

                  3.10. ENTIRE AGREEMENT. This Agreement and the Purchase Agreement constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, correspondence, agreements, understandings, duties or obligations among the parties with respect to the subject matter hereof.

                  3.11. FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of a party, the other parties shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                  3.12. ASSIGNMENT. Rights under this Agreement may be assigned in connection with any transfer or assignment of Registrable Securities provided that: (a) such transfer may otherwise be effected in accordance with applicable securities laws, and (b) such other party agrees in writing with the Company to be bound by all of the provisions of this Agreement to the same extent as the transferor.

                  3.13. CHANGES IN STOCK. If, and as often as, there is any change in the Common Stock or Series A Preferred by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made to the provisions hereof so that the rights granted hereby shall continue with respect to the Common Stock or Series A Preferred as so changed.

                  3.14. CONFIDENTIALITY. Information that an Investor has agreed to keep confidential pursuant to this Agreement shall not be considered to be confidential, and may therefore be disclosed by the Investor free of restrictions hereunder, if such information (i) is or becomes generally available to the public other than by disclosure in violation of this Agreement, (ii) was properly within such Investor's possession prior to its being furnished by the Company to such Investor, or (iii) becomes available to such Investor through disclosure by third parties who have the right to disclose such information.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                            INVESTOR RIGHTS AGREEMENT
                                SIGNATURE PAGE 1

                  IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement as of the date first above written.



                                      LIFE MEDICAL SCIENCES, INC.


                                      By: /s/ Robert Hickey
                                         ------------------------
                                         Robert Hickey
                                         Chairman, President and CEO

                                      Address:  P.O. Box 219
                                                Little Silver, New Jersey 07739

                           INVESTOR RIGHTS AGREEMENT
                               SIGNATURE PAGE 2




VANGELIS LTD.


By: /s/  Dr. Hans-Rudolf Staiger
  -------------------------------
  Name:  Dr. Hans-Rudolf Staiger
  Title:  Director
  Address:  Genferstrasse 24, P.O. Box 677,
            CH-8027 Zurich
            Switzerland


CAMBO HOLDINGS LTD.


By:  /s/  Sven-Erik Nilsson
  -------------------------------
  Name:  Sven-Erik Nilsson
  Title:  Director
  Address:  11 Jaillet
            CH-1277 Borex, Switzerland


ORACLE OPPORTUNITIES LTD.


By:  /s/  John O'Kelly-Lynch
  -------------------------------
  Name:  John O'Kelly Lynch
  Title:  Director
  Address:  Warner Building
            85 Reid Street
            Hamilton
            HM 12
            Bermuda


VENTURA, INC.


By:  /s/ V. Stephanie Cox
  -------------------------------
  Name:  V. Stephanie Cox
  Title:  Director
  Address:  P.O. Box F-43I22
            Freeport, Bahamas

                                INVESTOR RIGHTS AGREEMENT
                                    SIGNATURE PAGE 3



DECTON LIMITED
IPC Management Trust reg.


By:  /s/ Dr. Erik Moller  /s/ Hans-Jorg Gatt
  -------------------------------------------
     Name:  Dr. Erik Moller   Hans-Jorg Gatt
     Title:
     Address:  Road Town
               Tortola
               British Virgin Islands


SIMON HODSON


By:  /s/   Simon Hodson
   -------------------------------------------
     Address:  404, 23 Armenias Street
               Strovolos 2003, Nicosia, Cyprus


SCHWEIZERISCHE GESELLSCHAFT FUR
AKTIENHANDEL UND RESEARCH AG


By: /s/ J. Kohler    /s/ Reto A. Garzetti
  ---------------------------------------
  Name:  J. Kohler       Reto A. Garzetti
  Title:  Partner        Partner
  Address:  Kirchstrasse 6
            8807 Freienbach
            Switzerland